[EXHIBIT 99.1.1]


 [Letterhead of Pfizer Inc.]


 February 28, 1997


 Warner-Lambert Company
 201 Tabor Road
 Morris Plains, New Jersey 07950

 Attn: Maurice Renshaw
       Corporate Vice President
       President, Parke-Davis, U.S. and Mexico

 Re:  First Amendment to Collaboration Agreement

 Dear Mr. Renshaw:

      Warner-Lambert Company ("Warner-Lambert") and Pfizer Inc. ("Pfizer") are parties to a Collaboration Agreement effective as of June 28, 1996 (the "Collaboration Agreement"). The parties wish to amend the Collaboration Agreement to reflect (1) certain changes to the definition of Product Expenses regarding Product Lifecycle Plan Studies and (2) additional detailing to be performed by Pfizer and Warner-Lambert and the compensation to be paid to Pfizer in exchange for such additional detailing. Accordingly, the Collaboration Agreement is hereby amended as follows:

 1. The definition of "Product Expenses" is amended to include the following:

      "Product Expenses shall further include certain additional expenses relating to certain Product Lifecycle Plan Studies identified by the Operating Committee. With respect to each such agreed-upon Product Lifecycle Plan Study, the amount to be included as Product Expenses and thus shared by PFIZER and WARNER-LAMBERT in accordance with the terms of the Collaboration Agreement shall be the total of (i) all direct Grant Costs (as hereinafter defined) for such Product Lifecycle Plan Study, plus (ii) seventy-five percent (75%) of such Grant Costs ("Overhead Costs"). Inclusion of Overhead Costs as Product Expenses is intended to reimburse the party conducting such Product Lifecycle Plan Study (the "Conducting Party") for its overhead and internal resources employed in connection therewith. Notwithstanding the foregoing, Overhead Costs shall not be included as Product Expenses for any Product Lifecycle Plan Study from the date that a Conducting Party initiates the use of a clinical research organization to perform substantially all clinical monitoring and data management activities on behalf of the Conducting Party in connection with such Product Lifecycle Plan Study. With respect to Product Lifecycle Plan Studies currently ongoing and identified below, Overhead Costs shall be applied retroactively from April 15, 1996 where applicable, subject to the $6,000,000 cap on total out-of-pocket expenses from April 15, 1996 through June 30, 1996, as set forth in the definition of Product Expenses. For purposes of this definition, "Grant Costs" means out-of-pocket costs related to investigators, investigator meetings and laboratory grants, but shall not include the costs of clinical monitoring, data management, programming, biostatistics or report writing.

      The initial Product Lifecycle Plan Studies that PFIZER and
      WARNER-LAMBERT intend to be subject to this amendment are the following:

           Ongoing Studies                        Planned Trials
           ---------------                        --------------
      981-53 Usual Care                  981-105 Unstable angina (MIRACLE)
      981-68 AVERT                       981-124 Cerebral Vascular Disease
      981-71 NIDDM Intervention Trial
      981-69 Pharmacoeconomic
      981-70 Treat-to-Target Trials
      981-72

 2. Section 2.02 of the Collaboration Agreement is amended to insert the following new subsections:

      "(g) In addition to the Details to be performed by PFIZER pursuant to
      Section 2.02(d), PFIZER shall perform an additional 500,000 Details per year for a period of two (2) years commencing no later than May 1997. PFIZER shall use its Pratt sales force to satisfy this additional detailing obligation. "Pratt Year One" shall mean the twelve-month period commencing on May 1, 1997; references to Pratt Years Two through Five shall mean the successive twelve-month periods thereafter.

      (h) In addition to the Details to be performed by WARNER-LAMBERT pursuant to Section 2.02(d), WARNER-LAMBERT shall utilize an additional sales force to perform an additional 250,000 Details per year for each of Agreement Years One through Four."

 3. Section 3.02 of the Collaboration Agreement is amended to insert the following new subsection (h):

      "(h) In consideration of the additional Details to be provided by PFIZER pursuant to Section 2.02(g), PFIZER shall be compensated as follows:

           (i) Subject to any adjustments pursuant to Section 3.02(h)(iii) and (iv) below, WARNER-LAMBERT shall pay to PFIZER for each of Pratt Years One and Two an additional 3.5% (the "Pratt
           Percentage"), resulting in a total of 48%, of Net Sales in excess of the Agreement Year Baseline Sales.

           (ii) Subject to any adjustments pursuant to Section 3.02(h)(iii) and (iv) below, WARNER-LAMBERT shall pay to PFIZER for each of Pratt Years Three, Four and Five an additional percentage of Net Sales in excess of the Baseline Sales (the "Carryover Percentage"). The Carryover Percentage shall be calculated as follows:

                Actual number of total additional PFIZER Details
                performed during Pratt Years One and Two
                -------------------------------------------------   x 3.5%
                               1,000,000

           (iii) PFIZER shall perform additional Details in both Pratt Years One and Two, as set forth in Section 2.02(g), unless each party, in its sole discretion, agrees in a writing signed by both parties that PFIZER will not perform any additional Details in Pratt Year Two. In the event of such an agreement, (a) PFIZER shall be paid the Pratt Percentage (as defined in Section 3.02(h)(i) above) for Pratt Year One only and shall be paid the Carryover Percentage (as defined in Section 3.02(h)(ii) above) for Pratt Years Two, Three and Four only; and (b) WARNER-LAMBERT shall be required to perform an additional 250,000 Details per year for Agreement Years One and Two only.

           (iv) Adjustments to the Pratt Percentage and Carryover Percentage to be paid with respect to any given Agreement Year shall be made as follows:

           (a) In the event that PFIZER performs less than 500,000 total additional Details in either of Pratt Years One or Two, the Pratt Percentage to be paid to PFIZER for the corresponding Agreement Year shall be calculated as follows:

               Actual number of total additional PFIZER Details
               performed during the relevant Pratt Year
               ------------------------------------------------   x 3.5%
                                 500,000

           (b) In the event that WARNER-LAMBERT performs less than 250,000 total additional Details in any of Agreement Years One through Four, the parties shall meet to discuss appropriate adjustments to the compensation to be paid to PFIZER pursuant to this Section 3.02(h).

      (v) For purposes of calculating the compensation to be paid to PFIZER pursuant to this Section 3.02(h), the maximum number of additional PFIZER Details to be credited to PFIZER in either Pratt Year One or Pratt Year Two shall not exceed 500,000."

 4. Section 3.03 of the Collaboration Agreement is amended to add the following new subsections:

      "(g) WARNER-LAMBERT shall make payments to PFIZER arising under
      Section 3.02(h) at the end of Agreement Years One through Six in accordance with this Section 3.03 as set forth below:

           Year End           Action if Pratt Details for Two Years
           --------           -------------------------------------
      Agreement Year One      Pay PFIZER the Pratt Percentage of Net Sales
                              in excess of the Baseline Sales in Agreement
                              Year One, prorated for number of Pratt Year
                              Months in Agreement Year One

      Agreement Year Two      Pay PFIZER the Pratt Percentage of Net Sales
                              in excess of the Baseline Sales in Agreement
                              Year Two

      Pratt Year Two          Calculate Carryover Percentage
      (occurring mid-year
      in Agreement Year
      Three)

      Agreement Years         Pay PFIZER Carryover Percentage for Net Sales
      Three, Four and Five    in excess of the Baseline Sales in Agreement
                              Years Three, Four and Five

      Agreement Year Six      Pay PFIZER Carryover Percentage for Net Sales
                              in excess of the Baseline Sales in Agreement
                              Year Six, prorated for number of Pratt Year
                              Months in Agreement Year Six

      (h) All payments to be made pursuant to Section 3.03 (g) shall be made at the end of Agreement Years One through Six, as applicable, in accordance with the provisions of Article III."

 5.   The second sentence of Section 5.02(a) is deleted in its entirety.

      In all other respects, the Collaboration Agreement remains in full force and effect. Please indicate your agreement to this amendment by signing in the space provided and returning an original to me.


                                   Very truly yours,

                                   PFIZER INC.

                                   By:  /s/ Karen L. Katen
                                      ---------------------------------
                                      Name:   Karen L. Katen
                                      Title:  Vice President;
                                              Executive Vice President,
                                              President, USPG
 AGREED AND ACCEPTED:

 WARNER-LAMBERT COMPANY

 By:  /s/ Maurice A. Renshaw
    ---------------------------
         Maurice A. Renshaw
 Title:  Vice President;
         President, Parke-Davis U.S. & Mexico
 Date:   3/19/97